UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 10, 2025 (January 6, 2025)

Summit Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1801 California Street, Suite 3500

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 893-0012

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value, $0.01 per share)	SUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on November 24, 2024, Summit Materials, Inc., a Delaware corporation (the “Company” or “Summit”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Quikrete Holdings, Inc., a Delaware corporation (“Purchaser”), and Soar Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Purchaser (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Purchaser.

The 30-day waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), in connection with the Merger expired at 11:59 p.m. Eastern Standard Time on January 6, 2025. The 30-day waiting period under the Competition Act (Canada), as amended (the “Canada Competition Act”) expired at 11:59 p.m. Eastern Standard Time on January 8, 2025. The expiration of the applicable waiting periods under the HSR Act and the Canada Competition Act results in the satisfaction of two of the conditions to the closing of the Merger.

The special meeting of Summit’s stockholders to approve the Merger (the “Special Meeting”) is scheduled for February 5, 2025, beginning at 8:00 a.m. Mountain Time. Summit’s stockholders of record as of the close of business on December 27, 2024, will be eligible to vote at the Special Meeting. Subject to the satisfaction of the remaining conditions to closing of the Merger under the Merger Agreement, including that Summit’s stockholders vote to approve the Merger at the Special Meeting, Summit expects to complete the Merger in the first quarter of 2025.

On January 7, 2025, the Company issued a press release announcing the expiration of the applicable waiting period under the HSR Act. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On January 9, 2025, the Company issued a press release announcing the expiration of the applicable waiting period under the Canada Competition Act. The full text of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of January 7, 2025
99.2	Press Release, dated as of January 9, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Additional Information and Where to Find It

This Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the Merger. In connection with the Merger, on December 30, 2024 the Company filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement on Schedule 14A relating to a special meeting of its stockholders (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC and send to its stockholders in connection with the Merger. The Merger will be submitted to the Company’s stockholders for their consideration. Before making any voting decision, the Company’s stockholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about the Company and the Merger.

The Company’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by the Company with the SEC may be obtained, without charge, by contacting the Company through its website at https://investors.summit-materials.com/corporate-profile/default.aspx.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information about the directors and executive officers of the Company and their ownership of common stock of the Company is set forth in the section entitled “Our Stockholders—Holdings of Major Stockholders” in the Company’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 8, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001621563/000114036124018480/ny20019511x1_def14a.htm).

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Merger when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the Merger, including statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2024, each as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings; and the following: (i) the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between the Company and Purchaser, including in circumstances requiring the Company to pay a termination fee; (ii) potential litigation relating to the Merger that could be instituted against the parties to the definitive transaction agreement or their respective directors or officers, including the effects of any outcomes related thereto; (iii) the possibility that the Merger does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (iv) reputational risk and potential adverse reactions of customers, employees or other business partners and the businesses generally, including those resulting from the announcement of the Merger; (v) the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock; (vi) significant transaction costs associated with the Merger; and (vii) the diversion of management’s attention and time from ongoing business operations and opportunities on Merger-related matters. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC.

DATED: January 10, 2025	By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	Executive Vice President, Chief Legal Officer & Secretary